Equity Method Investment (Notes)	12 Months Ended
Dec. 31, 2021
Equity Method Investment [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]	Equity Investments
On October 12, 2018 the Company invested $100.0 million in a related party, Scorpio Tankers, through participation in a public offering on a basis equivalent to other investors. As a result of this investment, the Company became a significant investor in Scorpio Tankers, a related party, holding a total of approximately 54.1 million shares of common stock, which was approximately 10.9% of the then issued and outstanding shares of Scorpio Tankers. While the Company was not directly invested in Scorpio Tankers prior to this investment, it shared a number of shareholders, directors and officers (see Note 15, Related Party Transactions), which along with its investment interest indicated its ability to exercise significant influence. Accordingly, this investment is accounted for under the equity method. The investment was subsequently adjusted to 5.4 million shares after a one-for-ten reverse stock split effected on January 18, 2019. The Company uses the fair value option in accounting for its investment in Scorpio Tankers based upon the quoted market price of Scorpio Tankers common stock.
On October 22, 2019, the Company’s Board of Directors declared a one-time special stock dividend to the shareholders of the Company of an aggregate of approximately one million shares of common stock of Scorpio Tankers (NYSE:STNG). For each common share that a shareholder held in the Company on November 15, 2019 that shareholder received 0.0138 shares of common stock of Scorpio Tankers on December 13, 2019. The Scorpio Tankers common shares distributed in the special dividend were acquired from Scorpio Tankers in the abovementioned public offering of its common shares in October 2018. Following the payment of the special dividend, the Company continued to own approximately 4.4 million common shares of Scorpio Tankers. No fractional shares of Scorpio Tankers were issued in connection with the special dividend, and instead the Company’s shareholders received cash in lieu of any fractional shares.
In May 2020, the Company sold 2.25 million common shares of Scorpio Tankers for aggregate net proceeds of approximately $42.7 million. Following the sales, the Company continues to own in aggregate approximately 2.16 million common shares of Scorpio Tankers.

Below is a table of equity investment activity (in thousands):

	Year Ended December 31,
	2021	2020
Beginning balance	$24,116	$173,298
Partial sale of investment in Scorpio Tankers	—	(42,711)
Gain (loss) from change in fair value of investment in Scorpio Tankers	3,491	(106,471)
Equity investments at fair value	$27,607	$24,116
Dividend income from Scorpio Tankers common stock	$862	$1,087

The following table represents summarized information regarding the Company’s equity investee as of December 31, 2021 and 2020 (in thousands):

	December 31, 2021	December 31, 2020
Total revenues	$540,786	$915,892
Operating (loss) income	(90,508)	245,334
Net (loss) income	(234,435)	94,124

Current assets	$289,227	$242,219
Non-current assets	4,724,742	4,916,405
Total assets	$5,013,969	$5,158,624
Current liabilities	$527,841	$406,175
Non-current liabilities	2,649,200	2,686,681
Total liabilities	$3,177,041	$3,092,856